Exhibit 24.1

OFFICERS AND DIRECTORS OF
JOHNSONDIVERSEY, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of JohnsonDiversey, Inc. (the “Company”) hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of the Company’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for the Company’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for the Company’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ GREGORY E. LAWTON Gregory E. Lawton Director, President and Chief Executive Officer	/S/ MICHAEL J. BAILEY Michael J. Bailey Senior Vice President and Chief Financial Officer

/S/ CLIVE A. NEWMAN Clive A. Newman Controller	/S/ S. CURTIS JOHNSON III S. Curtis Johnson III Chairman

/S/ TODD C. BROWN Todd C. Brown Director	/S/ IRENE M. ESTEVES Irene M. Esteves Director

/S/ ROBERT M. HOWE Robert M. Howe Director	/S/ HELEN JOHNSON-LEIPOLD Helen Johnson-Leipold Director

/S/ CLIFTON D. LOUIS Clifton D. Louis Director	/S/ NEAL R. NOTTLESON Neal R. Nottleson Director

OFFICERS AND DIRECTORS OF
AUTO-C, LLC

POWER OF ATTORNEY

The undersigned officers or member of Auto-C, LLC, a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 11th day of July, 2002.

/S/ KIRK NORTHCUTT Kirk Northcutt President	/S/ JAI SHAH Jai Shah Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	JOHNSONDIVERSEY, INC. Member
By:	/S/ JOANNE BRANDES
Name: JoAnne Brandes
Title: Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

OFFICERS AND DIRECTORS OF
THE BUTCHER COMPANY

POWER OF ATTORNEY

The undersigned officers and/or director of The Butcher Company, a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ WILLIAM TAYLOR William Taylor President	/S/ GREGORY E. ALSTON Gregory E. Alston Vice President, Finance and Assistant Secretary

/S/ CHRISTIAN E. SCHMIDT Christian E. Schmidt Treasurer	/S/ LUIS F. MACHADO Luis F. Machado Director

OFFICERS AND DIRECTORS OF
CHEMICAL METHODS ASSOCIATES, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of Chemical Methods Associates, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ DAVID R. CRANE David R. Crane Director and President	/S/ FRED G. PALMER Fred G. Palmer Director, Senior Vice President and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	/S/ MICHAEL W. GIBBS Michael W. Gibbs Director

/S/ P. TODD HERNDON P. Todd Herndon Director	/S/ DAVID C. QUAST David C. Quast Director

OFFICERS AND DIRECTORS OF
CHEMICAL METHODS LEASCO, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of Chemical Methods Leasco, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ DAVID R. CRANE David R. Crane Director and President	/S/ P. TODD HERNDON P. Todd Herndon Director and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	/S/ MICHAEL W. GIBBS Michael W. Gibbs Director

/S/ FRED G. PALMER Fred G. Palmer Director	/S/ DAVID C. QUAST David C. Quast Director

OFFICERS AND DIRECTORS OF
DUBOIS INTERNATIONAL, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of DuBois International, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ MICHAEL J. BAILEY Michael J. Bailey Director and President	/S/ FRANCISCO SANCHEZ Francisco Sanchez Director and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	/S/ JOANNE BRANDES JoAnne Brandes Director

OFFICERS AND DIRECTORS OF
INTEGRATED SANITATION MANAGEMENT, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of Integrated Sanitation Management, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ JOANNE BRANDES JoAnne Brandes Director and President	/S/ LUIS F. MACHADO Luis F. Machado Director, Vice President and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	/S/ DAVID C. QUAST David C. Quast Director

OFFICERS AND DIRECTORS OF
JD REAL ESTATE SUBSIDIARY, LLC

POWER OF ATTORNEY

The undersigned officers or member of JD Real Estate Subsidiary, LLC, a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ JOANNE BRANDES JoAnne Brandes President	/S/ LUIS F. MACHADO Luis F. Machado Vice President and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	JOHNSONDIVERSEY, INC. Member
By:	/S/ JOANNE BRANDES
Name: JoAnne Brandes
Title: Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

OFFICERS AND DIRECTORS OF
JOHNSON DIVERSEY CAYMAN, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of Johnson Diversey Cayman, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ JOANNE BRANDES JoAnne Brandes Director and President	/S/ LUIS F. MACHADO Luis F. Machado Director, Vice President and Treasurer

/S/ D. JEFFREY CARTER D. Jeffrey Carter Assistant Treasurer	/S/ MICHAEL J. BAILEY Michael J. Bailey Director

/S/ MICHAEL W. GIBBS Michael W. Gibbs Director	/S/ FRANCISCO SANCHEZ Francisco Sanchez Director

/S/ DAVID C. QUAST David C. Quast Director

OFFICERS AND DIRECTORS OF
JOHNSON DIVERSEY PUERTO RICO, INC.

POWER OF ATTORNEY

The undersigned officers and/or director of Johnson Diversey Puerto Rico, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ JOANNE BRANDES JoAnne Brandes President	/S/ LUIS F. MACHADO Luis F. Machado Director, Vice President and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer

OFFICERS AND DIRECTORS OF
JOHNSON DIVERSEY SHAREHOLDINGS, INC.

POWER OF ATTORNEY

The undersigned officers and/or director of Johnson Diversey Shareholdings, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ JOANNE BRANDES JoAnne Brandes Director and President	/S/ LUIS F. MACHADO Luis F. Machado Director, Vice President and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer

OFFICERS AND DIRECTORS OF
JOHNSON DIVERSEY SUBSIDIARY #1 LLC

POWER OF ATTORNEY

The undersigned officers or member of Johnson Diversey Subsidiary #1 LLC, a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ JOANNE BRANDES JoAnne Brandes President	/S/ LUIS F. MACHADO Luis F. Machado Vice President and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	JOHNSONDIVERSEY, INC. Member
By:	/S/ JOANNE BRANDES
Name: JoAnne Brandes
Title: Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

OFFICERS AND DIRECTORS OF
JOHNSON POLYMER, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of Johnson Polymer, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 3rd day of July, 2002.

/S/ J. GARY RALEY J. Gary Raley Director and President	/S/ LARRY BERGER Larry Berger Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	/S/ JOANNE BRANDES JoAnne Brandes Director

/S/ DAVID C. QUAST David C. Quast Director

OFFICERS AND DIRECTORS OF
JOHNSON WAX DIVERSEY SHAREHOLDINGS, INC.

POWER OF ATTORNEY

The undersigned officers and/or director of Johnson Wax Diversey Shareholdings, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ JOANNE BRANDES JoAnne Brandes President	/S/ LUIS F. MACHADO Luis F. Machado Director, Vice President and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer

OFFICERS AND DIRECTORS OF
JWP INVESTMENTS, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of JWP Investments, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ WILLIAM A. UELMEN William A. Uelmen Director and President	/S/ CHRISTIAN E. SCHMIDT Christian E. Schmidt Director and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	/S/ LUIS F. MACHADO Luis F. Machado Director

OFFICERS AND DIRECTORS OF
PRISM SANITATION MANAGEMENT, LLC

POWER OF ATTORNEY

The undersigned officers or member of Prism Sanitation Management, LLC, a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ DAVID R. CRANE David R. Crane President	/S/ P. TODD HERNDON P. Todd Herndon Treasurer

/S/ ALEC GRANGER Alec Granger Controller	JOHNSONDIVERSEY, INC. Member
By:	/S/ JOANNE BRANDES
Name: JoAnne Brandes
Title: Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

OFFICERS AND DIRECTORS OF
PROFESSIONAL SHAREHOLDINGS, INC.

POWER OF ATTORNEY

The undersigned officers and/or director of Professional Shareholdings, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ JOANNE BRANDES JoAnne Brandes President	/S/ LUIS F. MACHADO Luis F. Machado Vice President and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	/S/ DAVID C. QUAST David C. Quast Director

OFFICERS AND DIRECTORS OF
U S CHEMICAL CORPORATION

POWER OF ATTORNEY

The undersigned officers and/or directors of U S Chemical Corporation, a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ DAVID R. CRANE David R. Crane President	/S/ P. TODD HERNDON P. Todd Herndon Director and Treasurer

/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer	/S/ J. GARY RALEY J. Gary Raley Chairman

/S/ DAVID J. HEMPEL David J. Hempel Director	/S/ LUIS F. MACHADO Luis F. Machado Director

/S/ DAVID C. QUAST David C. Quast Director

OFFICERS AND DIRECTORS OF
WHITMIRE MICRO-GEN RESEARCH LABORATORIES, INC.

POWER OF ATTORNEY

The undersigned officers and/or directors of Whitmire Micro-Gen Research Laboratories, Inc., a wholly owned subsidiary of JohnsonDiversey, Inc. (“JohnsonDiversey”), hereby constitute and appoint Michael J. Bailey, JoAnne Brandes and Francisco Sanchez, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, to sign and file under the Securities Act of 1933, as amended, (i) a registration statement on Form S-4 relating to the registration of JohnsonDiversey’s (a) $300,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding $300,000,000 9.625% Senior Subordinated Notes due 2012, Series A and (b) €225,000,000 9.625% Senior Subordinated Notes due 2012, Series B to be issued in exchange for JohnsonDiversey’s outstanding €225,000,000 9.625% Senior Subordinated Notes due 2012, Series A, (ii) any registration statement related to the offering which is effective immediately upon filing pursuant to Rule 462(b) under said Act, and (iii) any and all amendments, supplements and exhibits to such registration statement, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration statements or amendments, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney and any of them and any such substitute.

EXECUTED this 27th day of June, 2002.

/S/ ANDREW J. SYMONS Andrew J. Symons Director and President	/S/ JEFFREY M. HAUFSCHILD Jeffrey M. Haufschild Assistant Treasurer

/S/ DAVID C. QUAST David C. Quast Director	/S/ J. GARY RALEY J. Gary Raley Chairman